UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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DEUTSCHE DWS INTERNATIONAL FUND, INC.

(Name of Registrant as Specified in Its Charter)

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DWS

DWS Latin America Equity Fund

August 11, 2020

Dear Shareholder,

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. Effective May 15, 2020, Itaú USA Asset Management, Inc. (“IUAM”), a subsidiary of Itaú Unibanco S.A., was appointed to serve as sub-advisor to DWS Latin America Equity Fund (the “Fund”) pursuant to a sub-advisory agreement between DWS Investment Management Americas, Inc. (“DIMA”) and IUAM for the Fund (the “Sub-Advisory Agreement”). While shareholder approval of the Sub-Advisory Agreement is not required, the enclosed document is intended to provide you with detailed information about IUAM and the Sub-Advisory Agreement and about the reasons for the Board of Directors’ approval of the Sub-Advisory Agreement.

Under the Sub-Advisory Agreement, IUAM, together with DIMA, provides investment management services to the Fund. The management fees paid by the Fund will not change as a result of the new sub-advisory relationship.

If you have questions about the Sub-Advisory Agreement, please feel free to call us at 800-728-3337. Thank you for your continued support of DWS.

DWS Latin America Equity Fund

a series of Deutsche DWS International Fund, Inc.

875 Third Avenue, New York, NY 10022

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of DWS Latin America Equity Fund (the “Fund”), a series of Deutsche DWS International Fund, Inc.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

This Information Statement is provided in lieu of a proxy statement pursuant to the terms of an exemptive order granted to the Fund and DWS Investment Management Americas, Inc. (the “Advisor” or “DIMA”) by the U.S. Securities and Exchange Commission (“SEC”) on August 20, 2012 (the “Exemptive Order”). The Exemptive Order permits the Advisor, subject to Board approval, to select unaffiliated or affiliated sub-advisors to manage all or a portion of the assets of the Fund and to materially amend sub-advisory agreements with unaffiliated or affiliated sub-advisors, each without obtaining shareholder approval. Under the conditions of the Exemptive Order, shareholders of the Fund must be provided with relevant information about a new sub-advisor within ninety (90) days after the hiring of the new sub-advisor.

Effective May 15, 2020, Itaú USA Asset Management, Inc. (“IUAM” or the “Sub-Advisor”) was appointed to serve as a sub-advisor to the Fund pursuant to a sub-advisory agreement between DIMA and IUAM for the Fund (the “Sub-Advisory Agreement”).

This Information Statement is being supplied pursuant to the conditions of the Exemptive Order to provide shareholders with relevant information about IUAM. A Notice of Internet Availability of the Information Statement is being mailed on or about August 12, 2020 to the Fund’s shareholders of record as of July 31, 2020. The number of shares issued and outstanding for each class of the Fund as of July 31, 2020 is set forth in Exhibit G to this Information Statement. On matters submitted for shareholder vote, each shareholder is entitled to one vote per full share held and fractional votes for fractional shares held. However, as noted above, you are not requested to send us a proxy in connection with this Information Statement.

In this Information Statement, the word “fund” sometimes is used to mean an investment company or series thereof in general, and not the Fund listed above. In addition, for simplicity, actions may be described in this Information Statement as being taken by the Fund, which is a series of Deutsche DWS International Fund, Inc., a Maryland corporation (the “Corporation”), although all actions actually are taken by the Corporation on behalf of the Fund. The term “Board,” as used herein, refers to the board of directors of the Corporation. The term “Board Member,” as used herein, refers to a person who serves as a director of the Corporation. The term “Independent Board Member” means a Board Member who is not an interested person of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).

The Information Statement will be available at https://fundsus.dws.com/us/en-us/resources/for-investors.html and will remain available until at least November 30, 2020.

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BACKGROUND

General. At a meeting held on May 12, 2020, the Fund’s Board, all the members of which are Independent Board Members, approved the appointment of IUAM as a sub-advisor to the Fund and the terms of the Sub-Advisory Agreement, to become effective on or about May 15, 2020. The Sub-Advisor was appointed in connection with changes to the portfolio management team for the Fund. Effective May 15, 2020, the Fund’s Brazil-based DIMA portfolio managers Luiz Ribeiro, Danilo Pereira and Marcelo Pinheiro joined IUAM’s affiliate, Itaú Asset Management, Inc. (“IAM”). In addition to the substantial experience of IAUM and its affiliates in Latin America investing, IUAM’s appointment as a sub-advisor to the Fund also allows the Fund to continue to utilize Messrs. Ribeiro, Pereira and Pinheiro as portfolio managers for the Fund. Effective May 15, 2020, IAUM also added Scott Piper, who is based in the U.S. and is the lead portfolio manager of Latin America strategies at IUAM, as a new portfolio manager for the Fund. IAUM currently anticipates that Messrs. Ribeiro, Pereira and Pinheiro will transition the portfolio management responsibilities to Mr. Piper and his U.S.-based team over the next year.

A description of the Sub-Advisory Agreement is set forth below. The form of the Sub-Advisory Agreement is attached hereto as Exhibit A and the description set forth below of the Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit A.

Under the Sub-Advisory Agreement, DIMA has retained IUAM to provide portfolio management and research services in connection with the management of the Fund. Information about the portfolio managers responsible for the management of the Fund is provided in Exhibit B.

Implementation of the Sub-Advisory Agreement did not affect the management fee rate paid by the Fund to DIMA. Under the Sub-Advisory Agreement, DIMA is responsible for paying IUAM the sub-advisory fee out of the management fee received by DIMA. Further information about the Fund’s advisory fee rates payable, and the aggregate amount paid by the Fund under its Investment Management Agreement, is set forth in Exhibit D.

The Sub-Advisory Agreement for the Fund, as approved by the Board, will have an initial term until September 30, 2021, and will continue from year to year thereafter, subject to annual approval by the affirmative vote of (i) a majority of the Board's Independent Board Members at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund’s Board or the holders of a majority of the outstanding voting securities of the Fund.

A discussion of the Board’s considerations of the Fund’s new investment sub-advisory arrangement is provided below. (See “Board Considerations of the Sub-Advisory Agreement” below.)

Description of the Sub-Advisory Agreement. Effective May 15, 2020, IUAM serves as a sub-advisor to the Fund under the Sub-Advisory Agreement. Under the Sub-Advisory Agreement, IUAM manages the securities and other assets of the Fund, including the purchase, retention and disposition of assets in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus and statement of additional information. DIMA is responsible for supervising and overseeing the performance of the Sub-Advisor’s duties under the Sub-Advisory Agreement.

The sub-advisory fees payable under the Sub-Advisory Agreement are paid by DIMA, not the Fund. Under the Sub-Advisory Agreement, IUAM is paid by DIMA at a negotiated rate with respect to the Fund.

The Sub-Advisory Agreement provides that IUAM shall not be liable for any loss sustained by the Fund due to any error of judgment or a mistake of law by IUAM. However, IUAM would still be subject to liability for (a) causing the Fund to be in material violation of any federal or state law, rule or regulation, or an investment policy or restriction set forth in the Fund’s prospectus, or any written guidelines, policies or instructions provided in writing to IAUM by the Corporation’s Board or DIMA or (b) IUAM’s willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

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The Sub-Advisory Agreement may be terminated without penalty with respect to the Fund (a) by the Board, or by vote of a majority of the outstanding voting shares of the Fund, on sixty (60) days’ written notice to DIMA and IUAM, (b) by DIMA on sixty (60) days’ written notice to IUAM, or (c) by IUAM upon ninety (90) days’ written notice to DIMA. The Sub-Advisory Agreement will automatically terminate in the event of its assignment or in the event of the termination of the investment management agreement between the Corporation on behalf of the Fund and DIMA (the “Investment Management Agreement”). In addition, DIMA may terminate the Sub-Advisory Agreement upon immediate written notice if IUAM becomes statutorily disqualified from performing its duties under the Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment advisor.

Board Considerations of the Sub-Advisory Agreement.

The Board approved the Sub-Advisory Agreement on behalf of the Fund at a meeting held on May 12, 2020.

In terms of the process that the Board followed prior to approving the Sub-Advisory Agreement, shareholders should know that:

•	In May 2020, all of the Fund’s Board Members were independent of DIMA and its affiliates.
•	The Board considered that DIMA and the Fund have received an Exemptive Order from the SEC permitting DIMA, subject to the approval of the Board, to select sub-advisors to manage all or a portion of the Fund’s assets without obtaining shareholder approval.
•	The Board Members met privately with counsel to discuss the Sub-Advisory Agreement.

In connection with its review of the Sub-Advisory Agreement, the Board considered the factors discussed below, among others. The Board considered that DIMA was proposing the Sub-Advisory Agreement in connection with the decision of the Fund’s Brazil-based DIMA portfolio managers to join IAM. The Board noted that the Sub-Advisor and its affiliates have substantial experience in Latin America investing. The Board also noted that the current Brazil-based portfolio managers would continue to manage the Fund after they become employees of IAM in conjunction with the Sub-Advisor’s U.S.-based portfolio management team, but that the Sub-Advisor currently anticipates that the Brazil-based portfolio managers will transition portfolio management responsibilities to the U.S.-based portfolio management team over the next year.

Nature, Quality and Extent of Services. The Board considered the terms of the Sub-Advisory Agreement, including the scope of sub-advisory services to be provided under the Sub-Advisory Agreement. The Board reviewed information regarding the experience and skill of the Sub-Advisor’s investment personnel, including both the Brazil-based portfolio managers and the U.S.-based portfolio management team, the resources made available to such personnel and the organizational depth and stability of the Sub-Advisor. The Board also reviewed information regarding the investment process to be used by the Sub-Advisor for the Fund, noting that it would be the same process as currently used for the Fund, and the historical performance of the Fund and a Latin America Equities strategy managed by the Sub-Advisor. The Board considered that DIMA would provide ongoing oversight of the Sub-Advisor’s services to the Fund, including monitoring the Sub-Advisor’s investment activities and performance. Finally, the Board considered DIMA’s recommendation that the Sub-Advisor be engaged as a sub-advisor to the Fund.

The Board concluded that the nature, quality and extent of services to be provided by the Sub-Advisor are expected to be satisfactory.

Fees and Expenses. The Board considered the proposed fee schedule for the Sub-Advisor. The Board noted that the sub-advisory fee will be paid by DIMA out of its fee and not directly by the Fund, and that as a result would not affect the management fees paid by the Fund or the Fund’s total operating expenses.

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On the basis of the information provided, the Board concluded that the proposed sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Sub-Advisor.

Profitability. The Board did not consider the estimated profitability of the Sub-Advisor with respect to the Fund. The Board noted that DIMA will pay the Sub-Advisor’s fee out of its management fee, and its understanding that IUAM’s sub-advisory fee rate was the product of an arm’s length negotiation with DIMA.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefited from any economies of scale as part of its annual review of the Fund’s management contract. As noted above, the Board considered that DIMA will pay the Sub-Advisor’s fee out of its management fee, and its understanding that IUAM’s sub-advisory fee rate was the product of an arm’s length negotiation with DIMA.

Other Benefits to the Sub-Advisor and its Affiliates. The Board considered the possibility that the Sub-Advisor and its affiliates could derive indirect benefits as a result of the sub-advisory relationship. The Board considered potential benefits to the Sub-Advisor related to incidental public relations benefits to the Sub-Advisor related to Fund advertising. The Board considered these potential benefits in reaching its conclusion that the proposed sub-advisory fees were reasonable.

Compliance. The Board considered the Sub-Advisor’s compliance program and resources. The Board also considered that DIMA would oversee the Sub-Advisor’s compliance with applicable Fund policies and procedures, and considered the attention and resources DIMA would dedicate to that oversight.

Based on all of the information considered and the conclusions reached, the Board unanimously determined to approve the Sub-Advisory Agreement and concluded that the Sub-Advisory Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the Sub-Advisory Agreement.

Information about IUAM. IUAM, located at 540 Madison Avenue, 24th Floor, New York, NY 10022, provides discretionary and non-discretionary asset management services to institutional investors and a select number of ultra-high net worth clients. IUAM is registered as an investment advisor with the SEC and is a subsidiary of Itaú Unibanco S.A. (a Brazilian publicly quoted bank) and an affiliate of Itaú Asset Management, Inc.

The principal occupation of each director and principal executive officer of IUAM is set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at IUAM is 540 Madison Avenue, 24th Floor, New York, NY 10022.

Name Position with IUAM Principal Occupation

William Scott Piper	Chief Investment Officer	Head of Latin American Equities, Itau Asset Management
Charles Ferraz	President and Chief Executive Officer	Director*, IUAM
Julia McClanan	Interim Chief Financial Officer and Treasurer	Head of Finance, Itaú Unibanco S.A.
Kenneth Goodall	Chief Compliance Officer	Senior Vice President, IUAM
Eduardo Miyaki	Board Member	Director*, Itaú Unibanco S.A.
Rubens dos Santos Henriques	Board Member	Director*, Itaú Unibanco S.A.

*Executive title, not a board directorship.

IUAM does not currently provide sub-advisory services to other registered investment companies.

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Investment Advisor. Pursuant to the Investment Management Agreement, DIMA, with headquarters at 875 Third Avenue, New York, NY 10022, is the investment advisor for the Fund. The Investment Management Agreement between DIMA and the Corporation, on behalf of the Fund, was last approved by the Board, including a majority of the Independent Board Members, on September 18, 2019. The Investment Management Agreement between DIMA and the Corporation on behalf of the Fund was last approved by the shareholders of the Fund on May 5, 2006.

Under the supervision of the Board, DIMA is responsible for making investment decisions, buying and selling securities for the Fund, and conducting research that leads to these purchase and sale decisions. DIMA also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The Investment Management Agreement permits DIMA to delegate any of its duties to a sub-advisor, subject to a majority vote of the Board, including a majority of the Independent Board Members, and, if required by applicable law, subject to a majority vote of the Fund’s shareholders.

The name, address and principal occupation of each principal executive officer and each director of DIMA is set forth below. Unless otherwise noted, the address of each such person is c/o DWS Investment Management Americas, Inc., 875 Third Avenue, New York, NY 10022.

Name	Position with DIMA	Principal Occupation
David S. Bianco	Board Member, Chairman, President and Chief Executive Officer	Managing Director*, DWS; Chief Investment Strategist & Head of US Active Equity Management, DWS
Freddi Klassen	Chief Operating Officer	Director*, DWS; Chief of Staff Office Americas, DWS
Gregory Staples	Board Member	Managing Director*, DWS
Cynthia P. Nestle	Board Member	Managing Director* and Chief Administrative Officer, DWS; Chief Operating Officer - Americas, DWS
Luke Oliver	Board Member	Managing Director*, DWS; Head of U.S. Index Investing
John Cassedy[1]	Vice President	Managing Director*, DWS; Head of DWS Relationship Management - Americas
Nancy Tanzil	Chief Financial Officer and Treasurer	Director*, DWS
John Millette[1]	Chief Legal Officer	Director*, DWS
Michelle Goveia-Pine	Chief Compliance Officer	Director*, DWS
Anjie LaRocca	Secretary	Vice President, DWS
Hepsen Uzcan	Assistant Secretary	Managing Director*, DWS; President of DWS Funds

*Executive title, not a board directorship.

1 Address: One International Place, Boston, MA 02110.

DIMA is a direct wholly owned subsidiary of DWS USA Corporation (“DWS USA”), 875 Third Avenue, New York, NY 10022. DWS USA is a direct wholly owned subsidiary of DWS Group GmbH & Co. KGaA, Taunusanlage 12, Frankfurt am Main, Germany 60325. DWS Group is a majority-owned subsidiary of DB Beteiligungs-Holding GmbH, Taunusanlage 12, Frankfurt am Main, Germany 60325, which in turn is a wholly owned subsidiary of Deutsche Bank AG (“DB”), Taunusanlage 12, Frankfurt am Main, Germany 60325. DB is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

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On June 17, 2020, DB, an affiliate of DWS Group, resolved with the Commodity Futures Trading Commission (“CFTC”) charges stemming from alleged violations of various swap data reporting requirements and corresponding supervision and other failures. The matter, which was resolved by the issuance of a federal court order (“Consent Order”), involved unintentional conduct that resulted from a system outage that prevented DB from reporting data in accordance with applicable CFTC requirements for a period of five days in April 2016.

The matter giving rise to the Consent Order did not arise out of any investment advisory or fund management activities of DIMA. Under the provisions of the Investment Company Act of 1940, as a result of the Consent Order, DIMA would not be eligible to continue to provide investment advisory services to the Fund absent an order from the Securities and Exchange Commission (the “SEC”). DB and DIMA are seeking temporary and permanent orders from the SEC to permit DIMA to continue to provide investment advisory services to the Fund and other registered investment companies notwithstanding the Consent Order. While there can be no assurance that the requested exemptive orders will be granted, the SEC has granted this type of relief in the past. Consistent with its fiduciary and other relationships with the Fund, and in accordance with the desire of the Board of the Fund, DIMA continues to provide investment advisory services to the Fund.

Exhibit C sets forth the positions held by the officers of the Fund with DIMA or its affiliates.

Exhibit E sets forth information about the Fund’s relationship with DIMA and certain affiliates of DIMA, including information regarding fees paid to “Affiliated Brokers.”

No officer or Board Member of the Fund is a director, officer or employee of IUAM. No officer or Board Member of the Fund has any material direct or indirect interest in IUAM.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DIMA in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The Investment Management Agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the Board and a majority of the Independent Board Members. The Investment Management Agreement may be terminated at any time upon sixty (60) days’ notice by either party, or by a majority vote of the outstanding voting securities of the Fund, and will terminate automatically upon assignment.

Information regarding the management fee rates payable, and aggregate amounts paid by the Fund under the Investment Management Agreement is set forth in Exhibit D. Exhibit D was calculated based on the Fund’s most recent fiscal year.

DIMA also serves as the administrator for the Fund pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, DIMA provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of the Fund’s securities. These services will continue to be provided by DIMA. Information regarding the administrative services fees payable, and aggregate amounts paid by the Fund under the Administrative Services Agreement is set forth in Exhibit F. Exhibit F was calculated based on the Fund’s most recent fiscal year.

ADDITIONAL INFORMATION

Share Ownership. Exhibit H to this Information Statement sets forth information as of July 31, 2020 regarding the ownership of the Fund’s shares by the only persons known by the Fund to own more than 5%

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of the outstanding shares of a class of the Fund. Collectively, the Board Members and executive officers of the Fund own less than 1% of each class of the Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Principal Underwriter. The principal underwriter for the Fund is DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Contact for further information. For further information concerning the Sub-Advisory Agreement, please contact the Fund at 800-728-3337.

The most recent Annual Report of the Fund, containing audited financial statements for the most recent fiscal year, and the most recent Semiannual Report of the Fund (each, a “Report”), previously have been furnished to the Fund’s shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Fund at 875 Third Avenue, New York, NY 10022 or by calling 1-800-728-3337. Reports are also available on the DWS Funds website at dws.com or at the website of the SEC at sec.gov.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor, call 1-800-728-3337 or write to the Fund at 875 Third Avenue, New York, NY 10022.

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EXHIBIT A

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this 15th day of May, 2020, between DWS Investment Management Americas, Inc. (the “Adviser” or “DIMA”) and ITAU USA Asset Management, Inc. (the “Sub-Adviser”).

WHEREAS, Deutsche DWS International Fund, Inc., a Maryland corporation (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an Investment Management Agreement with the Corporation dated June 1, 2006 and revised as of October 1, 2010, May 1, 2017, July 1, 2017, October 1, 2019, and December 9, 2019, respectively, (the “Advisory Agreement”), pursuant to which the Adviser acts as investment adviser to DWS Latin America Equity Fund (the “Fund”), which is a series of the Corporation, and provides certain management services with respect to the Fund; and

WHEREAS, the Adviser, with the approval of the Corporation’s Board of Directors (the “Board of Directors”), including a majority of the Directors who are not “interested persons,” as defined in the 1940 Act, desires to retain the Sub-Adviser to provide investment advisory services in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Sub-Adviser. Subject to supervision and oversight by the Adviser and the Board of Directors, the Sub-Adviser shall manage that portion of the securities and other assets of the Fund entrusted to it by the Adviser hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:
(a)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Corporation’s constituent documents and the Prospectus (the “Operating Documents” and attached hereto as Appendix B) which have been put into effect in conformity by and with the instructions and directions of the Adviser and of the Board of Directors of the Corporation and will conform to and comply with the applicable provisions of the 1940 Act, the Investment Advisers Act of 1940 (the “Advisers Act”), the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.
(b)	The Sub-Adviser shall determine the Assets to be purchased, retained or sold by the Fund and what portion of the Assets will be invested or held uninvested in cash. The Sub-Adviser will place orders with or through only those brokers or dealers that appear on a list of brokers and dealers approved by the Adviser and made available to the Sub-Adviser from time to time. The Sub-Adviser will carry out the policy with respect to brokerage set forth in the Corporation’s registration statement and the Prospectus or as the Board of Directors or the Adviser may direct in writing from time to time, in conformity with federal securities laws. The Sub-Adviser is authorized to enter into and execute such agreements as may be necessary in order to carry out its duties under this Agreement. To the extent that the Sub-Adviser is permitted pursuant to the Fund’s Prospectus to engage in transactions that are required to be executed under a trading agreement (e.g., derivative transactions or repurchase agreements), the Sub-Adviser shall only enter into such transactions with a dealer or counterparty that has entered into an agreement with the Corporation on behalf of the Fund.
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In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund best execution. In evaluating best execution for any transaction, the Sub-Adviser shall consider all factors that it deems relevant. In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any written instructions and directions of the Adviser or the Board of Directors, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Provided the Sub-Adviser is acting in accordance with any such instructions and directions of the Adviser or the Board of Directors, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund.

In no instance, however, will the Fund’s Assets knowingly be purchased from or sold to the Adviser, the Sub-Adviser, any other sub-adviser of the Corporation or other registered investment companies (or series or portions thereof) that may be deemed to be under common control with the Corporation, the Corporation’s principal underwriter, or any affiliated person of either the Corporation, the Adviser, the Sub-Adviser or any other sub-adviser of the Corporation or other registered investment companies (or series or portions thereof) that may be deemed to be under common control with the Corporation, or the Corporation’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act or exemptive rule thereunder and approved by the Adviser and, if applicable, the Board of Directors. The Adviser or its affiliates may, from time to time, engage other sub-advisers to advise a portion of the Fund, other series of the Corporation (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control with the Corporation (each a “Sub-Advised Fund”). The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser or its affiliates with respect to transactions in securities or other assets concerning the Fund or another Sub-Advised Fund, except to the extent permitted by the certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Sub-Adviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Corporation as may be in effect from time to time of which the Sub-Adviser is advised in writing, the Sub-Adviser may effect cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund

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and/or broker-dealers through or with which portfolio transactions on behalf of the Fund may not be effected. The Sub-Adviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker-dealer on behalf of the Fund, unless and until the written approval of the Adviser or the Board of Directors, as the case may be, is so obtained.

(c)	The Sub-Adviser shall maintain and keep all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the Adviser informed of developments materially affecting the Fund or the Corporation. The Sub-Adviser shall provide to the Adviser or the Board of Directors such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Directors may reasonably request.

The Sub-Adviser shall maintain and keep the books and records relating to the Assets required to be maintained and kept by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Corporation with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Corporation obtains from the SEC, including but not limited to certifications regarding the disclosure included in the Fund’s Registration Statement regarding the Sub-Adviser and its investment strategy for the Fund; information to be included in the letter to shareholders included in the Fund’s annual report to shareholders, representations related to information contained in the Fund’s annual and semi-annual reports to shareholders, and the sub certifications related to the Assets for the Fund’s fiscal first and third quarter-ends. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser agrees to permit the Adviser, the Corporation’s officers and the Fund’s independent registered public accounting firm to inspect and audit such records pertaining to the Fund at reasonable times during regular business hours upon reasonable due notice. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act and Rule 204-2 under the Advisers Act, any such records as are required to be maintained by it pursuant to this Agreement, and (while it may retain copies thereof) shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser). The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities under this Agreement including all means for the effecting of securities transactions.

(d)	The Sub-Adviser will also make its officers and employees available to meet with the officers of the Adviser and the Corporation’s officers and Directors on reasonable due notice to review the investments and investment program of the Fund in light of current and prospective economic and market conditions. In addition, the Sub-Adviser shall, on the Sub-Adviser’s own initiative, and as reasonably requested by the Adviser, for itself and on behalf of the Corporation, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose to the extent permitted by applicable law. From time to time as the Board of Directors or the Adviser may reasonably request, the Sub-Adviser will furnish to the Adviser and the Corporation’s officers and to each of its Directors, at the Sub-Adviser’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Corporation or the Adviser may reasonably request. In addition, the Sub-Adviser shall provide advice and
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assistance to the Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s Prospectus and valuation procedures of which the Sub-Adviser is advised in writing. The Sub-Adviser will make its officers and employees available to meet with the officers of the Adviser and the Corporation’s officers and Directors and provide such information as the Board of Directors and the Adviser reasonably believe appropriate for purposes of the Board’s consideration of this Agreement and any continuations thereof, including (i) information about the profitability to the Sub-Adviser of providing advisory services hereunder; and (ii) the advisory or sub-advisory fee schedules and effective fee rates for each comparable fund advised or sub-advised by the Sub-Adviser and for comparable institutional accounts, and any other client of the Sub-Adviser for like services.

(e)	The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Fund’s Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. The Sub-Adviser shall also provide the Adviser with such information upon the written request of the Adviser. The Sub-Adviser shall additionally provide the Fund’s accounting agent with a trade log with the above information of all matched and unmatched transactions. The Adviser shall notify and inform the compliance department of the Sub-Adviser in advance in writing of any reports and documents that are necessary to comply with the legal requirements of the Fund. The Sub-Adviser shall provide such sub-certifications as officers of the Adviser or the Corporation may reasonably request in writing in connection with the filings of Form N-CSR, Form N-PORT (or any similar form) by the Fund.

The parties to this Agreement agree that the Corporation has made arrangements for the safekeeping of any of the Assets (and the Fund’s documents of title) with such custodian as chosen by the Adviser and approved by the Board of Directors from time to time with notice to the Sub-Adviser of the same. The Sub-Adviser shall not hold, or have custody of, any Assets of the Fund (or the Fund’s documents of title, if any) on behalf of the Fund or the Adviser.

(f)	In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Adviser, shall have no authority to act for or represent the Fund or the Corporation in any way or otherwise be deemed to be an agent of the Fund, the Corporation or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.
(g)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement, to the extent permitted by applicable law, by confidentiality duties of the Sub-Adviser under contracts and agreements and by data protection laws and obligations of the Sub-Adviser.
(h)	Subject to the following, the Sub-Adviser shall take corporate action elections with respect to securities held by the Fund, unless the Adviser or the Board of Directors gives written instructions to the contrary. The Sub-Adviser shall not vote proxies solicited by or with respect to issuers of securities held in the Fund. The Sub-Adviser shall not provide any advice or act on behalf of the Fund or the Adviser in any class action proceedings involving Assets held by the Fund.
2.	Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall supervise and oversee the Sub-
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Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Corporation’s Operating Documents set forth in Appendix B, the instructions and directions of the Board of Directors, the requirements of the 1940 Act, the Advisers Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.	Delivery of Documents.
(a)	The Adviser has furnished the Sub-Adviser with copies of each of the following documents:
(i)	The Corporation’s Articles of Amendment and Restatement, as in effect on the date of this Agreement and as amended from time to time (herein called the “Articles”);
(ii)	By-Laws of the Corporation; and
(iii)	Prospectus of the Fund.

The Adviser agrees to promptly provide the Sub-Adviser with copies of any changes, amendments, modifications or supplements to the above documents or any other document relating to the Sub-Adviser’s services hereunder.

(b)	The Sub-Adviser has furnished the Adviser with copies properly certified or authenticated of each of the following documents, as applicable:
(i)	The Sub-Adviser’s most recent audited financial statements, if available, or such other selected key financial data and information, as agreed by the parties from time to time;
(ii)	An organizational chart showing public companies and registered broker-dealers affiliated with the Sub-Adviser;
(iii)	A list of entities that are affiliated persons, or affiliated persons of affiliated persons of the Sub-Adviser;
(iv)	The Sub-Adviser’s Form ADV (at least 48 hours prior to the Agreement’s becoming effective); and
(v)	The Sub-Adviser’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act.

The Sub-Adviser agrees to provide the Adviser with copies of any changes, amendments, modifications or supplements to the above documents which may materially impact the Fund and the services provided by the Sub-Adviser.

4.       Certain Representations and Warranties of the Sub-Adviser.

(a)	The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement. The Adviser acknowledges and agrees that in performing its duties under this
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Agreement, the Sub-Adviser may make use of participating affiliate arrangements in compliance with SEC staff no action letters.

(b)	The Sub-Adviser represents that it has read and understands the Prospectus and warrants that in investing the Assets it will use all reasonable efforts to adhere to the Fund’s investment objective, policies and restrictions contained therein.
(c)	The Sub-Adviser represents that it will provide the Fund with any material amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940 Act. The Sub-Adviser represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Investment Advisers Act of 1940 and the regulations thereunder, and the Securities Exchange Act of 1934 and regulation thereunder.
(d)	The Sub-Adviser represents that, as of the date of this Agreement (which representation shall be confirmed periodically thereafter), (1) neither it nor any of its “affiliated persons” (as defined in the 1940 Act) are affiliated persons of: (i) the Adviser; (ii) any other sub-adviser to the Fund or the Corporation or any affiliated person of that sub-adviser; (iii) any promoter, underwriter, officer, board member, member of an advisory board, or employee of the Fund or the Corporation; or (iv) the Fund (other than by reason of serving as an investment adviser to the Fund); and (2) to the best knowledge of the Sub-Adviser, neither the Adviser nor any of its directors or officers directly or indirectly owns any material interest in the Sub-Adviser other than an interest through ownership of shares of a pooled investment vehicle that is not controlled by such person (or entity). The Sub-Adviser agrees to promptly notify the Adviser if it or any of its affiliated persons becomes an affiliated person of any of the persons set forth in clauses (i) to (iv) of this paragraph.
(e)	The Sub-Adviser represents and warrants that it will maintain written policies and procedures that are reasonably designed to prevent violation of Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and that are otherwise in compliance with Rule 206(4)-7 under the Advisers Act. The Sub-Adviser agrees to provide the Fund and the Adviser, from time to time, with copies of such policies and procedures, and certifications reasonably requested with respect thereto. The Sub-Adviser agrees to cooperate with the Corporation’s Chief Compliance Officer in providing information to fulfill the requirements of Rule 38a-1 under the 1940 Act as interpreted by the SEC or as reasonably interpreted by the Board of Directors.

5.       Compliance.

(a)	The Sub-Adviser agrees that it shall to the extent not prohibited by applicable law or regulation, promptly notify the Adviser: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may reasonably result in any of these actions; (ii) of the occurrence of any event that could disqualify the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (iii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iv) upon having a reasonable basis for believing that, as a result of the Sub-Adviser’s investing the Assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objective, policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law.
(b)	The Adviser agrees that it (to the extent not prohibited by applicable law or regulation) shall promptly notify the Sub-Adviser in the event that the SEC has censured the Adviser or the Corporation; placed limitations upon any of their activities, functions or operations;
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suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

(c)	The Sub-Adviser shall promptly notify the Adviser regarding any communications from the SEC or other regulatory authority that relates to the Fund or the Adviser generally, which can be disclosed according to applicable law.
(d)	The Corporation and the Adviser shall be given access to any and all records or other documents of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund , including without limitation records relating to trading by employees of the Sub-Adviser who provide services to the Fund for their own accounts and on behalf of other clients. The Sub-Adviser agrees to promptly cooperate with the Corporation and the Adviser and their representatives in connection with requests for such records or other documents. The Sub-Adviser shall disclose (i) any and all violations of the Sub-Adviser’s Code of Ethics by associated persons of the Sub-Adviser, (ii) the function of such person(s), and (iii) such person(s) involvement (if any) in the provision of services by the Sub-Adviser to the Fund pursuant to this Agreement. The parties acknowledge that the Sub-Adviser has obligations of confidentiality with respect to its clients and employees and nothing in this Agreement shall require the Sub-Adviser to act in violation or contravention thereof. Upon the report of the Sub-Adviser that there has been a material Code of Ethics violation that relates to or concerns the Fund or anyone involved in the provision of services to the Fund, and upon the reasonable written request of the Corporation’s or the Adviser’s Chief Compliance Officer, the Sub-Adviser shall permit such Compliance Officer to examine information and records that relate to such violation.

6.       Compensation to the Sub-Adviser.

(a)	For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept, a sub-advisory fee at the rate specified in Appendix A which is attached hereto and made part of this Agreement. The fee will be computed daily and will be paid to the Sub-Adviser quarterly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.
(b)	For purposes of this Section 6 and Appendix A, the value of net assets of the Fund shall be computed as required by the 1940 Act and in accordance with any procedures approved by the Board of Directors for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares.
7.	Expenses. The Sub-Adviser shall bear all expenses (excluding brokerage costs, custodian fees, auditors’ fees or other expenses of the Fund to be borne by the Fund or the Corporation) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services to the Fund; costs relating to local administration of securities; fees for any pricing service; the costs of the Fund’s regulatory compliance (other than costs primarily relating to the Adviser’s or Sub-Adviser’s regulatory compliance); and the Fund’s pro rata costs associated with maintaining the Corporation’s legal existence and shareholder relations. All other Fund operating expenses not specifically assumed by the Sub-Adviser hereunder are borne by the Adviser or by the Fund or the Corporation. Further, the Sub-Adviser agrees to bear any and all reasonable costs and expenses arising in connection with any actual, proposed, expected or possible assignment of this Agreement (even if a proposed, expected or possible assignment ultimately does not take place). For the avoidance of
14

doubt, without limiting the immediately preceding sentence, if there is a termination (or possible or anticipated termination) of this Agreement as a result of an assignment (or possible or anticipated assignment), then the Sub-Adviser shall bear, without limitation, (a) reasonable expenses and costs incurred in connection with preparing, printing, filing and mailing an information statement or proxy statement, as applicable attributable to the Sub-Adviser’s actions and (b) if relevant, reasonable solicitation and other costs associated with the use of a proxy statement attributable to the Sub-Adviser’s actions. To the extent that there are multiple events giving rise to an Information Statement or Proxy Statement, the Sub-Adviser shall bear its reasonable allocation of such costs. The preceding three sentences, however, shall not apply in the event of an assignment of the Advisory Agreement and termination of this Agreement arising solely from a change in control of the Adviser.

8.	Standard of Care and Liability of Sub-Adviser. The Sub-Adviser will not be liable for any loss sustained by reason of a mistake of law or error of judgment by the Sub-Adviser or the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Sub-Adviser, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm, or corporation shall have been selected with due care and in good faith; but nothing herein contained will be construed to protect the Sub-Adviser against any liability to the Adviser, the Fund or its shareholders by reason of: (a) the Sub-Adviser’s causing the Fund to be in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instruction provided in writing to the Sub-Adviser by the Board of Directors or the Adviser or (b) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement (such conduct set out in clauses (a) and (b) under this Section 8, “Disqualifying Conduct”).

9.       Disclosure Regarding the Sub-Adviser.

(a)	The Sub-Adviser has reviewed the disclosure about the Sub-Adviser and its management of the Fund contained in the Prospectus and represents and warrants that, with respect to such disclosure about the Sub-Adviser and information related, directly or indirectly, to the Sub-Adviser, such documents comprising the Prospectus contain, as of the date hereof, no untrue statement of any material fact and do not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.
(b)	The Sub-Adviser agrees to notify the Adviser and the Corporation promptly of: (i) any statement about the Sub-Adviser or its management of the Fund contained in the Prospectus that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser which is required to be stated in such documents comprising the Prospectus or necessary to make the statements contained therein not misleading, or (iii) any reorganization or material change in the Sub-Adviser, including any change in its ownership or key employees, including portfolio managers to the Fund who are employees of the Sub-Adviser.
10.	Insurance. The Sub-Adviser shall maintain for the duration hereof, with an insurer reasonably acceptable to the Adviser, a professional liability or errors and omissions insurance in an amount or amounts sufficient to meet its obligations to its clients, including the Fund.

11.       Duration and Termination.

(a)	This Agreement shall become effective on the date first written above, provided it has been approved in the manner required by the 1940 Act or pursuant to the conditions of an exemptive order received by the Fund and the Adviser and shall continue in effect until
15

September 30, 2021. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually and in the manner required by the 1940 Act.

(b)	This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement. In addition, the Adviser has the right to terminate this Agreement immediately upon written notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.
(c)	If a party breaches this Agreement in any material respect, which breach is not cured within sixty (60) days of the other party’s giving it written notice of such breach, the other party may effect termination of this Agreement immediately upon written notice to the defaulting party.
(d)	This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Directors, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser as follows: the Fund may effect termination of this Agreement by action of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, and the Adviser may effect termination of this Agreement on sixty (60) days’ written notice to the Sub-Adviser.
(e)	The Sub-Adviser may terminate this Agreement without the payment of any penalty upon ninety (90) days’ written notice to the Adviser.
(f)	Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination.

12.       Confidentiality.

Each party agrees that it shall hold in strict confidence all data and information obtained from the other party hereto or the Fund (unless such information is or becomes readily ascertainable from public or published information or trade sources other than through a breach of this confidentiality clause) other than in relation to its affiliates and any other party performing functions for the Fund and such party shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by a court with competent jurisdiction, the SEC, other regulatory or official body with applicable jurisdiction, or the Fund’s independent registered public accounting firm, or in the opinion of such party’s counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

13.	Non-Exclusivity. The services of the Sub-Adviser to the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby.
14.	Indemnifications.
(a)	The Sub-Adviser agrees to indemnify and hold harmless the Adviser and the Corporation against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Adviser or the Corporation may become subject arising out of or based on the breach by the Sub-Adviser of any provisions of this Agreement or any wrongful action by the Sub-Adviser; provided, however, that the Sub-Adviser shall not be
16

liable under this Section 14(a) in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Sub-Adviser and the Adviser or the Corporation, as the case may be, shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Adviser’s or the Corporation’s willful misfeasance, bad faith or negligence or by reason of the reckless disregard by the Adviser or the Corporation of its duties. The foregoing indemnification shall be in addition to any rights that the Adviser or the Corporation may have at common law or otherwise. The Sub-Adviser’s agreements in this Section 14(a) shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Adviser or the Corporation, be controlled by the Adviser or the Corporation, or be under common control with the Adviser or the Corporation and their affiliates, directors, officers, employees and agents. The Sub-Adviser’s agreement in this Section 14(a) shall also extend to any of the Corporation’s, Fund’s, and Adviser’s successors or the successors of the aforementioned affiliates, managers, trustees, directors, officers, employees or agents.

(b)	The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Sub-Adviser may become subject arising out of or based on the breach by the Adviser of any provisions of this Agreement or the Advisory Agreement, or any wrongful action by the Adviser or its affiliates in the distribution of the Fund’s shares, or any wrongful action by the Corporation other than wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that the Adviser shall not be liable under this Section 14(b) in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Adviser and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser’s Disqualifying Conduct. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. The Adviser’s agreements in this Section 14(b) shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser’s and each such person’s respective affiliates, managers, trustees, directors, officers, employees and agents. The Adviser’s agreements in this Section 14(b) shall also extend to any of the Sub-Adviser’s successors or the successors of the aforementioned affiliates, managers, trustees, directors, officers, employees or agent

(c)	Promptly after receipt by a party indemnified under Section 14(a) or 14(b) of notice of the commencement of any action, proceeding, or investigation for which indemnification will be sought (a “Proceeding”), such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any Proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any Proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in any Proceeding, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying

17

party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such Proceeding include both the indemnified party and the indemnifying party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party within a reasonable time after notice of the institution of such Proceeding or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. If the indemnifying party does not elect to assume the defense of any Proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the reasonable legal fees and other costs of defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any Proceeding, the indemnified party shall not settle or compromise the Proceeding without the prior written consent of the indemnifying party, which shall not be unreasonably withheld, and the indemnifying party shall not settle or compromise any Proceeding without the prior written consent of the indemnified party, which shall not be unreasonably withheld.

15.	Governing Law. This Agreement shall be governed by the internal laws of the State of New York, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.
16.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
17.	Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if e-mailed, delivered, mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser:

Freddi Klassen

Chief Operating Officer

DWS Investment Management Americas, Inc.

875 Third Avenue,

New York, NY 10022

and with a copy (which shall not constitute notice) to:

John Millette

Chief Legal Officer

DWS Investment Management Americas, Inc.

One International Place

Boston, MA 02110

To the Sub-Adviser at:

Charles Ferraz

Chief Executive Officer

Itaú USA Asset Management, Inc.

540 Madison Avenue, 24th Floor

New York, NY  10022

Charles.Ferraz@itau.us

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Ken Goodall

Chief Compliance Officer

Itaú USA Asset Management, Inc.

540 Madison Avenue, 24th Floor

New York, NY  10022

Ken.Goodall@itau.us

  Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations, orders or interpretations of the SEC issued pursuant to the 1940 Act or by any written guidance or no-action relief issued or granted by the staff of the SEC. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “control,” “assignment” and “affiliated person,” as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release.
  Entire Agreement; Amendment. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, or supplemented, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the SEC or the staff of the SEC.
20.	Third Party Beneficiaries. The Adviser and Sub-Adviser expressly agree that the Corporation, the Fund and their successors shall be deemed intended third party beneficiaries of this Agreement.

21.	Counterparts and Electronic Signature. This Agreement may be executed in counterparts with the same effect as if both parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single agreement. Further, the parties hereto consent and agree that this Agreement may be signed and/or transmitted by e-mail of a .pdf document or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s handwritten signature. The parties further consent and agree that (1) to the extent a party signs this Agreement using electronic signature technology, by clicking “SIGN”, such party is signing this Agreement electronically, and (2) the electronic signatures appearing on this Agreement shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures.

  Anti-Money Laundering. The Adviser agrees to provide the Sub-Adviser with any documentation that it may reasonably require in order to comply with all applicable anti-money laundering regulations, including but not limited to that of the United States. Pursuant to Section 12 of this Agreement, the Adviser agrees that the Sub-Adviser may provide copies of such documentation to counterparties which they may reasonably require in order to fulfill their anti-money laundering procedures.

23. Use of Name.

(a)	The Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications; provided that the Adviser shall provide the Sub-Adviser a
19

copy of any such materials for its prior approval; provided, however, that the Sub-Adviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or other regulatory body; and provided, further, that in no event shall such approval be unreasonably withheld. The Sub-Adviser shall not use the name or any tradename, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Adviser, the Corporation, the Fund or any of their affiliates (“Adviser Marks”) in its marketing materials unless it first receives prior written approval of the Corporation and the Adviser; provided, that the Sub-Adviser shall be permitted to use the Adviser Marks once prior written approval is obtained as long as the marketing materials and use of such Adviser Marks does not differ materially from what was previously approved by Adviser.

(b)	It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

DWS INVESTMENT MANAGEMENT AMERICAS, INC. By: Name: Caroline Pearson Title: Managing Director By: Name: John Millette Title: Chief Legal Officer	ITAU USA ASSET MANAGEMENT, INC. By: Name: Charles Ferraz Title: Chief Executive Officer By: Name: Ken Goodall Title: Chief Compliance Officer

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Appendix A

To the

Sub-Advisory Agreement

Between DWS Investment Management Americas, Inc.
and ITAU USA Asset Management, Inc.

Fee Schedule

Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

DWS Latin America Equity Fund	50% of the advisory fee after the effect of waivers

21

Appendix B

Operating Documents

1.	Prospectus
2.	Statement of Additional Information
3.	Articles
4.	By-laws and any pertinent amendments thereto
22

EXHIBIT B

Portfolio Managers

DWS Latin America Equity Fund

Scott Piper. Chief Investment Officer, Itaú USA Asset Management, Inc. (New York). Portfolio Manager of the Fund. Began managing the fund in 2020.

•         Joined Itaú USA Asset Management, Inc. in 2011.

•         Prior to joining Itaú USA Asset Management, Inc. he worked for eight years at Morgan Stanley Investment Management, where he was a member of the Emerging Markets Group and Co-Portfolio Manager in Latin American assets. Prior to this, he was a Portfolio Manager at Deltec Asset Management managing both Latin American and Emerging Markets portfolios.

•         BA, Tulane University; MBA, IESE Business School, Barcelona, Spain.

Luiz Ribeiro, CFA. Portfolio Manager, Itaú USA Asset Management, Inc. (Brazil). Portfolio Manager of the fund. Began managing the fund in 2013.

•         Prior to joining Itaú USA Asset Management, Inc. (Brazil) in 2020 with 26 years of industry experience, he was a Senior Equities Portfolio Manager at DWS. Prior to joining DWS in 2012, he served as a Senior Portfolio Manager at HSBC Bank. Prior to HSBC Bank, he worked as an Investment Officer at IFC – World Bank as an Analyst and then as a Senior Portfolio Manager at ABN AMRO Bank. He began his investment career as a Trader at Dibran DTVM Ltda.

•         BA in Business Administration from University of São Paulo (USP); MBA in Finance from Brazilian Institute of Capital Markets (IBMEC).

Danilo Pereira, CFA. Portfolio Manager, Itaú USA Asset Management, Inc. (Brazil). Portfolio Manager of the fund. Began managing the fund in 2013.

•         Prior to joining Itaú USA Asset Management, Inc. (Brazil) in 2020 with 20 years of industry experience, he was Portfolio Manager and Equities Analyst at DWS. Prior to joining DWS in 2012, he was the Deputy Head of Latin America – Internal Equities at the Abu Dhabi Investment Authority. Previously, he served as a Senior Latin American Analyst at BNP Paribas Investment Partners, Senior Analyst and Co-manager at Equitas Investimentos and as a Portfolio Manager at Bradesco Asset Management. He began his investment career as a Latin American Analyst at ABN AMRO Asset Management.

•         BA in Business from Fundacao Getulio Vargas.

Marcelo Pinheiro, CFA. Portfolio Manager, Itaú USA Asset Management, Inc. (Brazil). Portfolio Manager of the fund. Began managing the fund in 2014.

•         Prior to joining Itaú USA Asset Management, Inc. (Brazil) in 2020 with 13 years of industry experience, he was an Equities Analyst at DWS. Prior to joining DWS in 2013, he served as a senior credit analyst at Itaú BBA. Previously, he was a senior analyst for Latin America financial planning at General Electric. Before that, he worked as an analyst for equities and credits and as a junior portfolio manager at Bradesco Asset Management.

•         BA in Economics from University of São Paulo.

23

EXHIBIT C

Fund Officers

Name, Year of Birth, Position with the Corporation and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Hepsen Uzcan(4) (1974) President and Chief Executive Officer, 2017-present

Managing Director(2), DWS; Secretary, DWS USA Corporation (2018-present); Assistant Secretary, DWS Distributors, Inc. (2018-present); Director and Vice President, DWS Service Company (2018-present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018-present); and Director and President, DB Investment Managers, Inc. (2018-present); formerly: Vice President, DWS funds (2016-2017); Assistant Secretary for the DWS funds (2013-2019)

John Millette(3) (1962) Vice President and Secretary, 1999-present

Director(2), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015-present); Director and Vice President, DWS Trust Company (2016-present); and Assistant Secretary, DBX ETF Trust (2019-present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015-2017)

Diane Kenneally(3) (1966) Chief Financial Officer and Treasurer, 2018-present	Director(2), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019-present); formerly: Assistant Treasurer for the DWS funds (2007-2018)
Paul Antosca(3) (1957) Assistant Treasurer, 2007-present	Director(2), DWS; Assistant Treasurer, DBX ETF Trust (2019-present)
Sheila Cadogan(3) (1966) Assistant Treasurer, 2017-present	Director(2), DWS; Director and Vice President, DWS Trust Company (2018-present); and Assistant Treasurer, DBX ETF Trust (2019-present)
Scott D. Hogan(3) (1970) Chief Compliance Officer, 2016-present	Director(2), DWS
Caroline Pearson(3) (1962) Chief Legal Officer, 2010-present

Managing Director(2), DWS; DWS Assistant Secretary, DBX ETF Trust (2020-present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002-2017); and Secretary, Deutsche AM Service Company (2010-2017)

Michelle Goveia-Pine(4) (1970) Interim Anti-Money Laundering Compliance Officer, 2020-present	Director(2), DWS; Interim AML Officer, DWS Trust Company (2020-present); Interim AML Officer, DBX ETF Trust (2020- present); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2020-present)
Ciara Crawford(5) (1984) Assistant Secretary, 2019-present	Associate, DWS (2015-present); previously, Legal Assistant at Accelerated Tax Solutions

________________________________________

(1) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS Funds.

(2) Executive title, not a board directorship.

(3) Address: One International Place, Boston, Massachusetts 02110.

(4) Address: 875 Third Avenue, New York, New York 10022.

(5) Address: 5022 Gate Parkway, Suite 400, Jacksonville, Florida 32256.

24

EXHIBIT D

Management Fee

For all services provided under the Investment Management Agreement, the Fund pays DIMA an investment management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the annual rates set forth below. In addition, the following sets forth the aggregate amount of the investment management fee paid to DIMA during the Fund’s most recently completed fiscal year. Under the Sub-Advisory Agreement, DIMA is responsible for paying IUAM a sub-advisory fee out of the investment management fee received by DIMA.

Fund and Fiscal Year End	Investment Management Fee Rate	Aggregate Amount of Investment Management Fee	Amount of Investment Management Fee Waived
DWS Latin America Equity Fund, fiscal year ended October 31, 2019

1.000% of the Fund’s average daily net assets on the first $400 million of assets

.900% of the Fund’s average daily net assets on the next $400 million of assets

.800% of the Fund’s average daily net assets thereafter

		$ 3,541,912	$ 122,357

25

EXHIBIT E

Information Regarding the Fund’s Relationship with DIMA and Certain Affiliates

DWS Latin America Equity Fund

No portfolio trading commissions were paid to Affiliated Brokers for the Fund’s most recently completed fiscal year ended October 31, 2019.

The following fees were paid by the Fund to DIMA and its affiliates during the most recently completed fiscal year ended October 31, 2019 for services provided to the Fund (other than under an investment advisory contract or administrative services agreement or for brokerage commissions). These services will continue to be provided.

Entity	Service	Fee Paid	Amount Waived
DIMA	Typesetting and Regulatory Filings	$ 14,943	$ 0
DWS Service Company	Transfer Agent	$ 157,722	$ 157,722
DWS Distributors, Inc.	Distributor	$ 40,312	$ 0

26

EXHIBIT F

Administrative Service Fee Payable to DIMA

For all services provided under the Administrative Services Agreement, the Fund pays DIMA an administrative service fee based on its average daily net assets computed and accrued daily and payable monthly, at an annual fee rate of 0.097%. Prior to March 1, 2020, the fund paid DIMA an administrative services fee, calculated daily and paid monthly, at the annual rate of 0.10% of the fund’s average daily net assets. The following sets forth the aggregate amount of the administrative service fee paid to DIMA during the Fund’s most recently completed fiscal year.

Fund and Fiscal Year End	Aggregate Amount of Administrative Service Fee	Amount of Administrative Service Fee Waived
DWS Latin America Equity Fund, fiscal year ended October 31, 2019	$ 307,771	$ 0

27

EXHIBIT G

Shares Outstanding as of July 31, 2020

DWS Latin America Equity Fund

Class Shares Outstanding

Class A 414,688.77 Class T 0

Class C 27,083.59

Inst Class 371,264.64

Class S 8,742,518.43

28

EXHIBIT H

5% SHAREHOLDERS

(as of July 31, 2020)

No person is known by the Fund to own more than 5% of the outstanding shares of any class of the Fund, except as specified below.

DWS Latin America Equity Fund

Class	Name and Address of Investor	Shares	Percentage of Class
A	National Financial Services LLC For exclusive benefit of customers Attn Mutual Funds Dept - 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	93,256.58	22.49%
A	Charles Schwab & Co Inc. Special custody account for the exclusive benefit of customers Attn Mutual Funds Department 101 Montgomery Street San Francisco, CA 94104-4151	63,852.37	15.40%
A	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	33,008.01	7.96%
A	MLPF&S For the sole benefit of customers Attn Fund Administration 97D93 4800 Deer Lake Dr East – 2nd Fl Jacksonville, FL 32246-6484	32,208.24	7.77%
C	LPL Financial A/C 1000-0005 9785 Towne Centre Dr San Diego, CA 92121-1968	15,860.44	58.56%
C	National Financial Services LLC For exclusive benefit of customers Attn Mutual Funds Dept - 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	2,627.10	9.70%
C	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	2,400.80	8.86%
C	Charles Schwab & Co Inc. Special custody account for the benefit of customers Attn Mutual Funds Department 211 Main Street San Francisco, CA 94105-1905	1,559.39	5.76%
C	First Clearing LLC Special custody acct for the exclusive benefit of customers 2801 Market St St. Louis, MO 63103-2523	1,531.23	5.65%
29

C	American Enterprise Investment Svc. FBO #41999970 707 2nd Ave S Minneapolis, MN 55402-2405	1,399.369	5.17%
INST	National Financial Services LLC For exclusive benefit of customers Attn Mutual Funds Dept - 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	238,954.70	64.36%
INST	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	77,887.80	20.98%
INST	TD Ameritrade Inc. For the exclusive benefit of clients A/C 9950065291 PO Box 2226 Omaha, NE 68103-2226	30,971.14	8.34%
S	Charles Schwab & Co Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	579,493.71	6.63%
S	National Financial Services LLC For exclusive benefit of customers Attn Mutual Funds Dept - 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	510,022.70	5.83%

The Information Statement will be available at https://fundsus.dws.com/us/en-us/resources/for-investors.html and will remain available until at least November 30, 2020.

LAE-IS

30

DWS LATIN AMERICA EQUITY FUND

A series of DEUTSCHE DWS INTERNATIONAL FUND, INC.

875 Third Avenue, New York, NY 10022

Telephone: 1-800-728-3337

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This notice presents only an overview of the more complete Information Statement that is available to you on the internet relating to DWS Latin America Equity Fund (the “Fund”), a series of Deutsche DWS International Fund, Inc. We encourage you to access and review all of the information contained in the Information Statement. The Information Statement is purely for informational purposes. You are not being asked to vote or take action on any matter.

The following information is available to be viewed: Information Statement dated August 11, 2020

The Information Statement provides details of the recent addition of a sub-advisor for the Fund. The Board of Directors of the Fund (the “Board”) approved the appointment of Itaú USA Asset Management, Inc. (“IUAM”), a subsidiary of Itaú Unibanco S.A., as subadvisor to the Fund. In conjunction with the appointment, the Board approved a new sub-advisory agreement on behalf of the Fund between DWS Investment Management Americas, Inc. (“DIMA”) and IUAM. IUAM assumed day-to-day portfolio management responsibilities for the Fund on May 15, 2020.

DIMA and the Fund have received an exemptive order (the “Exemptive Order”) from the U.S. Securities and Exchange Commission that permits DIMA, subject to Board approval, to select sub-advisors to manage all or a portion of the assets of the Fund and to materially amend sub-advisory agreements with sub-advisors, each without obtaining shareholder approval. Under conditions of the Exemptive Order, shareholders of the Fund must be provided with relevant information about the new sub-advisor within ninety (90) days of the hiring of a new sub-advisor. The Exemptive Order permits the mailing of this Notice advising you of the online availability of the Information Statement.

The Information Statement will be available to review and print at the following website until at least November 30, 2020: https://fundsus.dws.com/us/en-us/resources/for-investors.html. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Fund at 800-728-3337.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of this Notice of Internet Availability of Information Statement to each household, unless we receive contrary instructions from any shareholder at the household. If paper copies of the Information Statement are requested, we will send only one Information Statement to shareholders who share an address. If you would like to receive additional copies of the Information Statement please contact the Fund at 800-728-3337 or by writing to the Fund at 875 Third Avenue, New York, NY 10022.

LAE-IS-NOTICE